JULIUS BAER
                                INVESTMENT FUNDS

                     Julius Baer International Equity Fund
                         Julius Baer Global Income Fund
                    Julius Baer Global High Yield Bond Fund

                     SUPPLEMENT DATED JULY 7, 2003 TO THE
                       PROSPECTUS DATED FEBRUARY 28, 2003


________________________________________________________________________________


EFFECTIVE 7, 2003 EACH OF THE FUNDS WILL WAIVE THE 2% REDEMPTION FEE FOR ACCOUNTS OPENED PURSUANT TO "BLACK BOX PROGRAMS" OR DISCIPLINED ASSET ALLOCATION PLATFORMS THAT A FINANCIAL INSTITUTION HAS PUT IN PLACE WHERE THE INVESTMENT DECISIONS ARE MADE AT THE FIRM LEVEL. AS A RESULT, THE PROSPECTUS IS REVISED AS DESCRIBED BELOW.

* The first footnote of the section "The Fund's Fees and Expenses" for each Fund on pages 6, 12, and 15, respectively, is replaced with the following:

If you purchase shares and then redeem those shares within 90 days, you will pay a redemption fee of 2% of the amount redeemed. The Fund will waive the redemption fee for certain accounts (see "Redemption Fee"). For all redemptions, if you sell shares and request your money by wire transfer, the Fund reserves the right to impose a $12.00 fee. Your bank may also charge you a fee for receiving wires.

* The chart in the section, "Investment Minimums," on page 27 is replaced with the following:

INVESTMENT MINIMUMS
                                                 CLASS A                                      CLASS I

TYPE OF INVESTMENT                 INITIAL INVESTMENT     ADDITIONAL INVESTMENT              INITIAL INVESTMENT
  Regular account                  $2,500                 $1,000                             $2,000,000*
  Individual Retirement
  Account (IRA)                    $100                   $100                               $2,000,000*
  Tax deferred retirement
  plan other than an IRA           $500                   $500                               $2,000,000*
  "Black box programs" and
  disciplined asset allocation
  platforms                        $25,000                $1,000                             $2,000,000*

     * $250,000 for registered investment advisers purchasing through omnibus accounts. There is no minimum subsequent investment for Class I shares. Certain accounts may be aggregated at management's discretion.

* The first paragraph in the section, "More Information about Exchanges," on page 30 is replaced with the following:

A redemption fee of 2% of the amount redeemed will apply to shares exchanged for shares of another Fund if the shares purchased are exchanged 90 days or less after they were purchased. Due to certain economies involved, each Fund may waive the redemption fee for accounts opened pursuant to certain "black box programs" or disciplined asset allocation platforms that a financial institution has put in place where the investment decisions are made at the firm level. To qualify for the waiver, "black-box" and asset allocation accounts must be pre-approved by the Funds' Distributor and determined not to engage in market timing activities. Certain tax-advantaged retirement plans may also be subject to the waiver. Each Fund reserves the right to terminate or modify the terms of the redemption fee waiver at any time.

*    The section, "Redemption Fee," on page 31 is replaced with the following:

A redemption fee of 2% of the value of the shares sold will be imposed on Class A shares and Class I shares redeemed 90 days or less after their date of purchase. The redemption fee is intended to limit short-term trading and to compensate the Funds for expenses directly related to that type of activity. The redemption fee will be paid to the appropriate Fund. Due to certain economies involved, each Fund may waive the redemption fee for accounts opened pursuant to certain "black box programs" or disciplined asset allocation platforms that a financial institution has put in place where the investment decisions are made at the firm level. To qualify for the waiver, "black-box" and asset allocation accounts must be pre-approved by the Funds' Distributor and determined not to engage in market timing activities. Certain tax-advantaged retirement plans may also be subject to the waiver. Each Fund reserves the right to terminate or modify the terms of the redemption fee waiver at any time.

The Funds will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares of a particular Fund held in a shareholder's account. If this holding period is 90 days or less, the redemption fee will be assessed.

If your shares were purchased through a Processing Organization or an omnibus account, your Processing Organization or registered investment adviser is required to monitor the holding period applicable to your shares and to assess any applicable redemption fee.

EACH FUND MAY RESTRICT OR REFUSE PURCHASE ORDER AND EXCHANGES BY MARKET TIMERS. MARKET TIMING IS DEFINED AS EFFECTING FREQUENT TRADES INTO OR OUT OF A FUND IN AN EFFORT TO ANTICIPATE OR TIME MARKET MOVEMENTS. DUE TO THE FREQUENT AND DISRUPTIVE NATURE OF THIS ACTIVITY, IT CAN ADVERSELY IMPACT THE ABILITY OF THE ADVISER TO INVEST ASSETS, IN AN ORDERLY, LONG TERM MANNER, WHICH IN TURN, MAY ADVERSELY IMPACT THE PERFORMANCE OF A FUND.

                             JULIUS BAER INVESTMENT
                                     FUNDS

                     Julius Baer International Equity Fund
                         Julius Baer Global Income Fund
                    Julius Baer Global High Yield Bond Fund

                      SUPPLEMENT DATED JULY 7, 2003 TO THE
                      STATEMENT OF ADDITIONAL INFORMATION
               DATED FEBRUARY 28, 2003, AS REVISED MARCH 27, 2003

________________________________________________________________________________


EFFECTIVE JULY 7, 2003, IN THE STATEMENT OF ADDITIONAL INFORMATION, THE FIRST PARAGRAPH OF THE SECTION, "ADDITIONAL INFORMATION CONCERNING EXCHANGE PRIVILEGE" ON PAGE 35 IS REPLACED WITH THE FOLLOWING:

Shares of one Fund may be exchanged for the same class of shares of the other Fund to the extent such Shares are offered for sale in the shareholder's state of residence. Shareholders may exchange their Shares on the basis of relative net asset value at the time of exchange. No exchange fee is charged for this privilege, provided that the registration remains identical. However, a redemption fee of 2.00% of the amount exchanged will apply to shares of a Fund exchanged within 90 days of their date of purchase. Due to certain economies involved, each Fund may waive the redemption fee for accounts opened pursuant to certain "black box programs" or disciplined asset allocation platforms that a financial institution has put in place where the investment decisions are made at the firm level. To qualify for the waiver, "black-box" and asset allocation accounts must be pre-approved by the Funds' Distributor and determined not to engage in market timing activities. Certain tax-advantaged retirement plans may al so be subject to the waiver. Each Fund may terminate or modify the terms of the redemption fee waiver at any time. Please consult your investment advisor concerning the availability of the redemption waiver before purchasing shares.